                                                                  EXHIBIT (a)(2)


                             LETTER OF TRANSMITTAL

                       To Tender Shares of Common Stock
                                      of
                 EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                              at $1.60 per share
            Pursuant to the Offer to Purchase Dated August 1, 2001
                                      by
                    EA Engineering Acquisition Corporation
       A Direct Wholly Owned Subsidiary of EA Engineering Holdings, LLC


     ---------------------------------------------------------------------
                   THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT
         5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, AUGUST 30, 2001,
                         UNLESS THE OFFER IS EXTENDED.
     ---------------------------------------------------------------------


                       The Depositary for the Offer is:
                         MELLON INVESTOR SERVICES LLC

             By Mail:                       By Hand:                By Overnight Delivery:
   Mellon Investor Services LLC   Mellon Investor Services LLC    Mellon Investor Services LLC
     Reorganization Department      Reorganization Department      Reorganization Department
           P.O. Box 3301                  120 Broadway                 85 Challenger Road
    South Hackensack, NJ 07606             13th Floor                   Mail Stop--Reorg
                                       New York, NY 10271          Ridgefield Park, NJ 07660


 Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Deliveries to EA Engineering Acquisition Corporation or EA Engineering, Science, and Technology, Inc. will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to DTC will not constitute valid delivery to the Depositary.

========================================================================================================

          DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

--------------------------------------------------------------------------------------------------------
 Name(s) and address(es) of registered holder(s)
  (please fill in, if blank, exactly as name(s)                  Shares Tendered
          appear(s) on certificate(s))              (attach signed additional list if necessary)
--------------------------------------------------------------------------------------------------------
                                                                   Total Number of
                                                                       Shares        Number of
                                                   Certificate(s)  Represented by     Shares
                                                     Number/1/    Certificate(s)/2/ Tendered/3/
                                          --------------------------------------------------------------

                                          --------------------------------------------------------------

                                          --------------------------------------------------------------

                                          --------------------------------------------------------------

                                          --------------------------------------------------------------

                                          --------------------------------------------------------------

========================================================================================================

 /1/ Need not be completed by stockholders tendering Shares by book-entry transfer.
 /2/ This letter of transmittal may not be used for Shares attributable to accounts under the EA Engineering, Science, and Technology, Inc. Stock Option Plans. See "Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase.
 /3/ If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

If you wish to tender all or any part of your Shares of Common Stock you should either:

 . complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either mail or deliver it with any required signature guarantee and any other required documents to Mellon Investor Services LLC (the "Depositary"), and either mail or deliver the stock certificates for your Shares to the Depositary (with all such other documents) or tender your Shares pursuant to the procedure for book-entry tender set forth in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, or

 . request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Shares of Common Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Shares.

If you desire to tender Shares of Common Stock and your certificates for such Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2.

   Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to Mellon Investor Services LLC, 44 Wall Street, 7th Floor, New York, NY 10005 (telephone: 1-800-413-6134).

LOST, STOLEN OR DESTROYED CERTIFICATES:

[_]Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 13.

   Number of Shares represented by lost, destroyed or stolen certificates: __________

-------------------------------------------------------------------------------

                                TENDER OF SHARES

 [_]Check here if tendered Shares are enclosed herewith.

 [_]Check here if tendered Shares are being delivered by book-entry transfer made to the account maintained by the Depositary at DTC and complete the following (for use by Eligible Institutions only):

      Name of Tendering Institution:____________________________________

      DTC Account Number:_______________________________________________

      Transaction Code Number:__________________________________________

 [_]Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (for use by Eligible Institutions only):

      Name of Registered Holder(s):_____________________________________

      Window Ticket Number (if any):____________________________________

      Date of Execution of Notice of Guaranteed Delivery:_______________

      Name of Eligible Institution that Guaranteed Delivery:____________

===============================================================================

TO MELLON INVESTOR SERVICES LLC

   The undersigned hereby tenders to EA Engineering Acquisition Corporation, a Delaware corporation ("EA Acquisition"), the above described shares of Common Stock, $.01 par value per share (the "Shares"), at a price of $1.60 per share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 1, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

   Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, EA Acquisition, all right, title and interest in and to all the Shares that are being tendered hereby and order the registration of all such Shares if tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that said Depositary also acts as the agent of EA Acquisition) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

   (a) deliver certificate(s) for the Shares or transfer ownership of the Shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, EA Acquisition upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to the Shares;

   (b) present certificates for the Shares for cancellation and transfer on our books; and

   (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned hereby represents and warrants to EA Acquisition that:

   (a) tenders of Shares pursuant to any one of the procedures described in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the acceptance of the undersigned of the terms and conditions of the Offer.

   (b) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and that, when and to the extent EA Acquisition accepts such Shares for purchase, EA Acquisition will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

   (c) on request, the undersigned will execute and deliver any additional documents EA Acquisition or the Depositary deem necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered; and

   (d) the undersigned has read, understood and agrees to all of the terms of the Offer.

   The undersigned acknowledges that under no circumstances will EA Acquisition pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment. All authorities conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. EA Acquisition's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and EA Acquisition upon the terms and subject to the conditions of the Offer.

   The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The undersigned understands that EA Acquisition will purchase all Shares of Common Stock properly tendered and not validly withdrawn for $1.60 per share (the "Purchase Price"), subject to the terms and the conditions of the Offer, and that EA Acquisition will return to the undersigned all tendered Shares not purchased pursuant to the Offer.

   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, EA Acquisition may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that EA Acquisition has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if EA Acquisition purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

   The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.

================================================================================

                          SPECIAL PAYMENT INSTRUCTIONS

                      (See Instructions 1, 4, 6, 7 and 8)

    To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

[_] Issue Certificate(s) and/or Check to:

 Name:__________________________________________________________________________
                             (please print or type)
 Address:_______________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
                               (include zip code)

 _______________________________________________________________________________
                  Tax identification or Social Security Number
                         (See IRS Substitute Form W-9)

================================================================================

================================================================================

                         SPECIAL DELIVERY INSTRUCTIONS

                        (See Instructions 1, 4, 6 and 8)

    To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

 [_] Mail Certificate(s) and/or Check to:

 Name:__________________________________________________________________________
                             (please print or type)
 Address:_______________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
                               (include zip code)

 ===============================================================================

                           HOLDER(S) PLEASE SIGN HERE
                           (See Instructions 2 and 6)
       (Please Complete IRS Substitute Form W-9 Contained Herein As Well)

   Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or, in the case of book-entry securities, on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title and see Instruction 6.


                             SIGNATURE OF OWNER(S)

 X _____________________________________________________________________________

 X -----------------------------------------------------------------------------
              (Signature(s) of Holder(s) or Authorized Signatory)

 Date: ____________ __, 2001

 Name(s): ----------------------------------------------------------------------
                                 (Please Print)

 Capacity: _____________________________________________________________________

 Address: ----------------------------------------------------------------------
                           (Please include ZIP code)

 Telephone No. (with area code):

 -------------------------------------------------------------------------------

 Tax ID No.: _______________________

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURES
                        (See Instructions 1 and 6 below)
                     Certain Signatures Must be Guaranteed
                           by an Eligible Institution

 -------------------------------------------------------------------------------
                             (Authorized Signature)

 -------------------------------------------------------------------------------
                                  (Print Name)

 -------------------------------------------------------------------------------
                            (Capacity (full title))

 -------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signature)

 -------------------------------------------------------------------------------
                  (Address of Firm -- Please include ZIP code)

 -------------------------------------------------------------------------------
                  (Address of Firm-- Please include ZIP code)


 Telephone No. (with area code) of Firm:

 _______________________________________________________________________________

 Date: __________ __, 2001

 -------------------------------------------------------------------------------

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association, or other "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the 1934 Act (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 8.

   2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth above and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Delivery of documents to DTC does not constitute delivery to the Depositary.

   Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

   The method by which you deliver your documents, including Share certificates, the Letter of Transmittal and any other required documents, is at your option and risk, and the delivery will be deemed made only when actually received by the Depositary. If you elect to deliver your documents by mail, EA Acquisition recommends that you use registered mail with return receipt requested and that you properly insure the documents. In all cases, you should allow sufficient time to ensure timely delivery.

   EA Acquisition will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

   3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

   5. Price at Which Shares are being Tendered. All Shares of Common Stock properly tendered and not validly withdrawn will be purchased for $1.60 per share net to the seller in cash, without interest, subject to the terms and the conditions of the Offer.

   6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment of the Purchase Price is to be made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). Signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificate(s) or stock powers(s) is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to EA Acquisition of their authority to so act.

   7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. EA Acquisition will pay or cause to be paid any stock transfer taxes payable on the transfer of Shares purchased pursuant to the Offer. If, however:

     (a) payment of the aggregate Purchase Price for Shares tendered and accepted for purchase is to be made to any person other than the registered holder(s);

     (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

   8. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

   9. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by EA Acquisition in its sole discretion, which determinations shall be final and binding on all parties. EA Acquisition reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of EA Acquisition's counsel, be unlawful. EA Acquisition also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and its interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as EA Acquisition shall determine. Neither EA Acquisition nor the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and no person will incur any liability for failure to give any such notice.

   10. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from Mellon Investor Services LLC, 44 Wall Street, 7th Floor, New York, NY 10005 (telephone: 1-800-413-6134).

   11. Backup Withholding. Under federal income tax law, a stockholder who receives a payment pursuant to the Offer is required to provide the Depositary (as payor) with such stockholder's correct taxpayer identification number ("TIN") on IRS Substitute Form W-9 below. If the stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to the stockholder or other payee with respect to the Offer may be subject to backup withholding of up to 30.5%.

   Certain stockholders (including, among others, corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit to the Depositary a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

   If backup withholding applies, the Depositary is required to withhold up to 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the IRS Substitute Form W-9 may be checked if the submitting stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30.5% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to the stockholder if a TIN is provided to the Depositary within 60 days.

   The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   12. Withholding for Non-U.S. Stockholders. Although a non-U.S. stockholder may be exempt from U.S. federal income tax backup withholding, certain payments to non-U.S. stockholders are subject to U.S. withholding tax at a rate of 30%. Foreign stockholders should consult their tax advisors regarding application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

   13. Lost, Destroyed or Stolen Certificates. If any of your certificate(s) representing Shares has been lost, destroyed or stolen, you should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares represented by the certificate so lost, destroyed or stolen. You will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures. In order to expedite the lost security process, please call 1-800-413-6134.

   Important: This Letter of Transmittal, properly completed and duly executed, or manually signed facsimile of this Letter of Transmittal, together with certificates representing shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received before 5:00 P.M., New York City time, on the Expiration Date. Stockholders are encouraged to return a completed Substitute W-9 with this Letter of Transmittal.

--------------------------------------------------------------------------------
 Payer's Name: Mellon Investor Services LLC
--------------------------------------------------------------------------------
                     Part 1 -- PLEASE PROVIDE      Social security number or
 SUBSTITUTE          YOUR TIN IN THE BOX AT             /            /
 Form W-9            RIGHT AND CERTIFY BY         ---------------------------
                     SIGNING AND DATING BELOW.      Employer identification
                                                            number
--------------------------------------------------------------------------------
 Payer's             Part 2 -- Certification -- Under penalties of perjury, I
 Request for         certify that:
 Taxpayer            (1) The number shown on this form is my correct Taxpayer
 Identification          Identification Number (or I am waiting for a number
 Number (TIN)            to be issued to me) and
                     (2) I am not subject to backup withholding because (i) I
                         am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
                         ("IRS") that I am subject to backup withholding as a result of failure to report all interest of dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding and
                     (3) I am a U.S. person (including a U.S. resident
                         alien).
                     (4) Any information provided on this form is true,
                         correct and complete.

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                     Certificate Instructions -- You must
                     cross out item (2) in Part 2 above if
                     you have been notified by the IRS that    Part 3 --
                     you are subject to backup withholding
                     because of underreporting interest or
                     dividends on your tax return. However,    Awaiting
                     if after being notified by the IRS that   TIN        [_]
                     you are subject to backup withholding
                     you received another notification from
                     the IRS stating that you are no longer
                     subject to backup withholding, do not
                     cross out item (2).





                     _________________________ Date ______, 2001
                           Signature

                     -------------------------
                        Name (please print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 NOTE: Failure to complete and return this IRS Substitute Form W-9 may result in backup withholding of up to 30.5% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on IRS Substitute Form W-9 for additional details. You must complete the following certification if you checked the box in Part 3 of this IRS Substitute Form W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 30.5% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature: __________________________     Date: __________________, 2001


 Name (please print) _________________

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